COMMERCIAL GUARANTY                                             Exhibit 10.89

Borrower: S & W New Orleans, LLC. (TIN: 13-3932811)
1114  First Avenue
New York, NY 10021

Lender: Hibernia National Bank
Attn:
Loan Administration Dept.
934 Third Street
Alexandria, LA   71301

Guarantor: The Smith & Wollensky Restaurant Group, Inc.
(TIN; 58-2350980)
1114 First Ave.
New York, NY 10021

MOUNT OF GUARANTY. The amount of this Guaranty is Unlimited.

CONTINUING UNLIMITED GUARANTY. For good and valuable consideration, The Smith & Wollensky Restaurant Group, Inc. ("Guarantor") absolutely and unconditionally guarantees and promises to pay to Hibernia National Bank ("Lender") or its order, on demand, in legal tender of the United States of America, the Indebtedness (as that term is defined below) of S & W New Orleans, LLC, ("Borrower") to Lender on the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of Guarantor is unlimited and the obligations of Guarantor are continuing.

CONTINUING  GUARANTY.  THIS  IS A  CONTINUING  GUARANTY  AGREEMENT  UNDER  WHICH
GUARANTOR AGREES TO GUARANTEE PAYMENT OF BORROWER'S PRESENT AND FUTURE INDEBTEDNESS IN FAVOR OF LENDER ON A CONTINUING BASIS. Guarantor's obligations and liability under this Agreement shall be open and continuous in effect. Guarantor intends to and does hereby guarantee at all times the prompt and punctual payment, performance and satisfaction of all of Borrower's present and future indebtedness in favor of Lender. Accordingly, any payments made on Borrower's Indebtedness will not discharge or diminish the obligations and liability of Guarantor under this Agreement for any remaining and succeeding indebtedness of Borrower in favor of Lender.

INDEBTEDNESS GUARANTEED. The word "Indebtedness" as used in this Guaranty means individually, collectively, interchangeably and without limitation any and all present and future loans, loan advances, extensions of credit, obligations and/or liabilities that Borrower may now and/or in the future owe to and/or incur in favor of Lender, whether direct or indirect, or by way of assignment or purchase of a participation interest, and whether absolute or contingent, voluntary or involuntary, determined or undetermined, liquidated or unliquidated, due or to become due, secured or unsecured, and whether Borrower may be liable individually, jointly or solidarily with others, whether primarily or secondarily, or as a guarantor or otherwise, and whether now existing or hereafter arising, of every nature and kind whatsoever, in principal, interest, costs, expenses and attorneys' fees and other fees and charges, including without limitation Borrower's Indebtedness and obligations under a certain commercial loan agreement and Note in favor of Lender dated May 26, 2004 in the fixed principal amount of U.S. $2,000,000.00. In addition, all interest thereon, costs, expenses, attorneys' fees and other fees and charges related thereto under Borrower's Indebtedness shall be fully guaranteed hereunder.

JOINT, SEVERAL AND SOLIDARY LIABILITY. Guarantor's obligations and liability under this Guaranty shall be on a "solidary" or "joint and several" basis along with Borrower to the same degree and extent as if Guarantor had been and/or will be a co-borrower, co-principal obligor and/or co-maker Borrower's indebtedness. In the event that there is more than one Guarantor under this Guaranty, or In the event that there are other guarantors, endorsers or sureties of all or any portion of Borrower's Indebtedness, Guarantor's obligations and liability hereunder shall further be on a "solidary" or "joint and several" basis along with such other guarantors, endorsers and/or sureties,

DURATTON OF GUARANTY. This Agreement and Guarantor's obligations and liability hereunder shall remain in full force and effect until such time as this
Agreement may be cancelled or otherwise terminated by Lender under a written cancellation instrument in favor of Guarantor (subject to the automatic: reinstatement provisions herein below). It is anticipated that fluctuations may occur In the aggregate amount of Borrower's Indebtedness guaranteed under this Agreement and it is specifically acknowledged and agreed to by Guarantor that reductions in the amount of Borrower's Indebtedness, even to zero ($0.00) dollars, prior to Lender's written cancellation of this Agreement, shall not constitute or give rise to a termination of this Agreement.

CANCELLATION OF AGREEMENT; EFFECT. Unless otherwise indicated under such a written cancellation instrument, Lender's agreement to terminate or otherwise cancel this Guaranty shall affect only, and shall be expressly limited to, Guarantor's continuing obligations and liability to guarantee Borrower's Indebtedness incurred, originated and/or extended (without prior commitment) after the date of such a written cancellation instrument, with Guarantor remaining fully obligated and liable under this Guaranty for any and all of Borrower's Indebtedness incurred, originated, ended, or committed to prior to the date of such a written cancellation instrument. Nothing under this Guaranty or under any other agreement or understanding by and between Guarantor and Lender, shall in any way obligate, or be construed to obligate, Lender to agree to the subsequent termination or cancellation of Guarantor's obligations and liability hereunder; it being fully understood and agreed to by Guarantor that Lender has and intends to continue to rely on Guarantor's assets, income and financial resources in extending credit and other Indebtedness to and in favor of Borrower, and that to release Guarantor from Guarantor's continuing obligations and liabilities under this Guaranty would so prejudice Lender that Lender may, within its sole and uncontrolled discretion and judgment, refuse to release Guarantor from any of Guarantor's continuing obligations and liability under this Guaranty for any reason whatsoever as long as any of Borrower's Indebtedness remains unpaid and outstanding, or otherwise.

DEFAULT. Should any event of default occur or exist under any of Borrower's Indebtedness in favor of Lender, Guarantor unconditionally and absolutely agrees to pay Lender the then unpaid amount of Borrower's Indebtedness, in principal, interest, costs, expenses, attorneys' fees and other fees and charges. Such payment or payments shall be made at Lender's offices indicated above, immediately following demand by Lender.

GUARARANTOR'S  WAIVERS. Guarantor hereby waives;

(A) Notice of Lender's acceptance of this Guaranty.

(B) Presentment for payment of Borrower's Indebtedness, notice of dishonor and of nonpayment, notice of intention to accelerate, notice of acceleration, protest and notice of protest, collection or institution of any suit or other action by Lender in collection thereof, including any notice of default in payment thereof, or other notice to, or demand for payment thereof, on any party.

(C) Any right to require Lender to notify Guarantor of any nonpayment relating to any collateral directly or indirectly securing Borrower's Indebtedness, notice of any action or non-action on the part of Borrower, Lender, or any other guarantor, surety or endorser of Borrower's Indebtedness, or notice of creation of any new or additional Indebtedness subject to this Guaranty.

(D) Any rights to demand or require collateral security from the Borrower or any other person as provided under applicable Louisiana law or otherwise.

(E) Any right to require Lender to notify Guarantor of the terms, time and place of any public or private sale of any collateral directly or indirectly during Borrower's Indebtedness.

(F) Any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against
Guarantor, before or after Lender's commencement or completion of any foreclosure action, or any action in lieu of foreclosure.

(G) Any election of remedies by Lender that may destroy or impair Guarantor's subrogation rights or Guarantor's right to proceed for reimbursement against Borrower or any other guarantor, surety or endorser of Borrower's Indebtedness, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging Borrower's Indebtedness.

(H) Any disability or other defense of Borrower, or any other guarantor, surety or endorser, or any other person, or by reason of the cessation from any cause whatsoever, other than payment in full of Borrower's Indebtedness.

(I) Any statute of limitations or prescriptive period, if at the time an action or suit brought by Lender against Guarantor is commenced, there is any outstanding Indebtedness of Borrower to Lender which is


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barred by any applicable statute of limitations or prescriptive period.

Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences, and that, under the circumstances, such waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law.

GUARANTOR'S SUBORDINATION OF RIGHTS. In the event that Guarantor should for any reason (A) advance or lend monies to Borrower, whether not such funds are used by Borrower to make payment(s) under Borrower's Indebtedness, or (B) make any payment(s) to Lender or others for and

COMMERCIAL GUARANTY(Continued)

Page 2

on behalf of Borrower under Borrower's Indebtedness, or (C) make any payment to Lender in total or partial satisfaction of Borrower's obligations and liabilities under this Agreement, or (D) if any of Borrower's property is used to pay or satisfy any of Borrower's Indebtedness, Guarantor hereby agrees that any and all rights that Guarantor may have or acquire to collect from or to be reimbursed by Borrower (or from or by any other guarantor, endorser surety of Borrower's Indebtedness), whether Guarantor's rights of collection or reimbursement arise by way of subrogation to the rights of Lender or otherwise, shall in all respects, whether or not Borrower is presently or subsequently becomes insolvent, be subordinate, inferior and junior to the rights Lender to collect and enforce payment, performance and satisfaction of Borrower's then remaining Indebtedness, until such time as Borrower's Indebtedness is fully paid and satisfied. In the event of Borrower's insolvency or consequent liquidation of Borrower's assets, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to Borrower's then remaining Indebtedness. Guarantor hereby signs to Lender all claims which it may have or acquire against Borrower or any assignee or trustee of Borrower in bankruptcy; provided that, such assignment shall be effective only for the purpose of assuring to Lender full payment of Borrower's Indebtedness guaranteed under this Agreement.

If now or hereafter Borrower is or shall become insolvent and Borrower's Indebtedness shall not at all limes until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and gives up to favor of Lender and Borrower, and Lender's and Borrower's respective predecessors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C, section 547(b). or any successor provision of the Federal bankruptcy laws.

GUARANTOR'S RECEIPT OF PAYMENTS. Guarantor further agrees to refrain from attempting to collect and/or enforce any of Guarantor's collection and/or reimbursement rights against Borrower (or against any other guarantor, surety or endorser of Borrower's Indebtedness), arising by way of subrogation or otherwise, until such time as all of Borrower's then remaining Indebtedness in favor of Lender is fully paid and satisfied. In the event at Guarantor should for any reason whatsoever receive any payments from Borrower (or any other guarantor, surety or endorser of Borrower's Indebtedness) that Borrower (or such a third party) may owe to Guarantor for any of the reasons stated above, Guarantor agrees to accept such payment(s) in trust for and on behalf of Lender, advising Borrower (or the third party payee) of such fact. Guarantor further unconditionally agrees to immediately deliver such funds to Lender, with such funds being held by Guarantor over any Interim period, in trust for Lender. In the event that Guarantor should for any reason whatsoever receive any such funds from Borrower (or any third party), and Guarantor should deposit such funds in one or more of Guarantor's deposit accounts, no matter where located, Lender shall have the right to attach any and all of Guarantor's deposit accounts which such funds were deposited, whether or not such funds were commingled with other monies of Guarantor, and whether or not such funds then remain on deposit in such an account or accounts. To this end and to secure Guarantor's obligations under the Guaranty, Guarantor collaterally signs and pledges to Lender, and grants to Lender a continuing security interest in, any and all of Guarantor's present and future rights, title and interest in and to all monies that Guarantor may now and/or in the future maintain on deposit with banks, savings and loan associations and other entities (other than tax deferred accounts with Lender), in which Guarantor may at any time deposit any such funds that may be received from Borrower (or any other guarantor, endorser or surety of Borrower's Indebtedness) in favor of Lender.

DEPOSIT ACCOUNTS. As collateral security for repayment of Guarantor's obligations hereunder and under any additional guaranties previously granted or to be granted by Guarantor in the future, and additionally as collateral security for any present and future Indebtedness of Guarantor in favor Lender (with the exception of any indebtedness under a consumer credit card account), and to the extent permitted by law, Guarantor is granting under a continuing security interest in any and all funds that Guarantor may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Guarantor in an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Guarantor further agrees that, to the extent permitted by law, Lender may at any time apply any funds that Guarantor may have on deposit with Lender in certificates of deposit or other deposit accounts as to which Guarantor is an account holder against the unpaid balance of any and all other present and future obligations and Indebtedness of Guarantor to Lender, in principal, interest, fees, costs, expenses, and attorneys' fees.

ADDITIONAL COVENANTS. Guarantor agrees that Lender may, at its sole option, at any time, and from time to time, without the consent of or notice Guarantor, or any of them, or to any other party, and without incurring any responsibility to Guarantor or to any other party, and without impairing or leasing any of Guarantor's obligations or liabilities under this Guaranty:

(A) Make additional secured and/or unsecured loans to Borrower.

(B) Discharge, release or agree not to sue any party (including, but not limited to, Borrower or any other guarantor, surety, or endorser of

Borrower's Indebtedness), who to or may be liable to Lender for any of Borrower's Indebtedness.

(C) Sell, exchange, release, surrender, realize upon, or otherwise deal with, in any manner and in any order, any collateral directly or indirectly securing repayment of any of Borrower's Indebtedness.

(D) Alter, renew, extend, accelerate, or otherwise change the manner, place, terms and/or times of payment or other terms of Borrower's Indebtedness, or any part thereof, including any increase or decrease in the rate or rates of interest on any of Borrower's Indebtedness.

(E) Settle or compromise any of Borrower's Indebtedness.

(F) Subordinate and/or agree to subordinate the payment of all or any part of Borrower's Indebtedness, or Lender's security rights in any collateral directly or indirectly securing any such indebtedness, to the payment and/or security rights of any other present and/or future creditors of Borrower.

(G) Apply any payments and/or proceeds to any of Borrower's Indebtedness In such priority or with such preferences as Lender may determine in its sole discretion, regardless of which of Borrower's Indebtedness then remains unpaid.

(H) Take or accept any other collateral security or guaranty for any or all of Borrower's Indebtedness.

(I) Enter into, deliver, modify, amend, or waive compliance with, any instrument or arrangement evidencing, securing or otherwise affecting, all or any part of Borrower's Indebtedness.

NO IMPAIRMENT OF GUARANTOR'S OBUGAT10NS. No course of dealing between Lender and Borrower (or any other guarantor, surety or endorser of Borrower's Indebtedness), nor any failure or delay on the part of Lender to exercise any of Lender's rights and remedies under this Guaranty or any other agreement or agreements by and between Lender and Borrower (or any other guarantor, surety or endorser), shall have the effect of impairing or releasing Guarantor's obligations and liabilities to Lender, or of waiving any of Lender's rights and remedies under this Guaranty or otherwise. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender's other rights and remedies; it being Guarantor's intent and agreement that Lender's rights and remedies shall be cumulative In nature. Guarantor further agrees that, should Borrower default under any of its Indebtedness, any waiver or forbearance on the part of Lender to pursue Lender's available rights and remedies shall be binding upon Lender only to the extent that Lender specifically agrees to such waiver or forbearance in writing. A waiver or forbearance on the part of Lender as to one event of default shall not constitute a waiver or forbearance as to any other default.

NO RELEASE OF GUARANTOR. Guarantor's obligations and liabilities under this Guaranty shall not be released, impaired, reduced, or otherwise affected by, and shall continue in full force and effect notwithstanding the occurrence of any event, including without limitation any one or more of the following events:

(A) The death, insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution, or lack of authority (whether corporate, partnership or trust) of Borrower (or any person acting on Borrower's behalf), or of any other guarantor, surety or endorser of Borrower's Indebtedness.

(B) Any payment by Borrower, or any other party, to Lender that is held to constitute a preferential transfer or a fraudulent conveyance under any applicable law, or any such amounts or payment which, for any reason, Lender is required to refund or repay to Borrower or to any other person.

(C) Any dissolution of Borrower, or any sale, lease or transfer of all or any part of Borrower's assets.

(D) Any failure of Lender to notify Guarantor of the making of additional loans or other extensions of credit in reliance on this Guaranty.

AUTOMATIC REINSTATEMENT. This Guaranty and Guarantor's obligations and liabilities hereunder shall continue to be effective, and/or shall automatically and retroactively be reinstated, if a release or discharge has occurred, or if at any time, any payment or part thereof to Lender with respect any of Borrower's Indebtedness, is rescinded or must otherwise be restored by Lender pursuant to any insolvency, bankruptcy, reorganization, receivership, or any other debt relief granted to Borrower or to any other party to Borrower's Indebtedness or any such security therefor. In the event at Lender must rescind or restore any payment received in total or partial satisfaction of Borrower's Indebtedness, any prior release or discharge from the terms of this Guaranty given to Guarantor shall be without effect, and this Guaranty and Guarantor's obligations and liabilities hereunder shall automatically and retroactively be renewed and/or reinstated and shall remain in full force and effect to the same degree and extent as it such a release discharge had never been granted. It is the intention of Lender and Guarantor that Guarantor's obligations and liabilities hereunder shall not be discharged except by Guarantor's full and complete performance and satisfaction of such obligations and liabilities; and then only to the extent of such performance.

ORGANIZATION. Guarantor is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing understand by virtue of the laws of the State of Delaware. Guarantor is duly authorized to transact business in the State of Louisiana and all other states in which Guarantor is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Guarantor is doing business. Specifically, Guarantor is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify valid have a material adverse effect on its business or financial condition. Guarantor's guaranty of Borrower's Indebtedness does not violate

COMMERCIAL GUARANTY
(Continued)
Page 3

Guarantor's Articles of Incorporation or Bylaws. Guarantor has taken all actions necessary to authorize the execution, delivery and performance of this Guaranty. Guarantor shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Guarantor and Guarantor's business activates.

PRESENTATIONS AND WARRANTIES BY GUARANTOR. Guarantor represents and warrants that

(A) Guarantor has the lawful power to own its properties and to engage in its business as presently conducted.

(B) Guarantor's guaranty of Borrower's Indebtedness and Guarantor's execution, delivery and performance of this Guaranty are not in violation of any laws and will not result In a default under any contract, agreement, or instrument to which Guarantor is a party, or by which Guarantor or its property may be bound.

(C) Guarantor has agreed and consented to execute this Guaranty and to guarantee Borrower's Indebtedness in favor of Lender, at Borrower's request and not at the request of Lender.

(D) Guarantor will receive and/or has received a direct or indirect material benefit from the transactions contemplated herein and/or arising out of Borrower's Indebtedness.

(E) This Guaranty, when executed and delivered to Lender, will constitute a valid, legal and binding obligation of Guarantor, enforceable in accordance with its terms.

(F) Guarantor has established adequate means of obtaining information from Borrower on a continuing basis regarding Borrower's financial condition.

(G) Lender has made no representations to Guarantor as to the creditworthiness of Borrower.

ADDITIONAL OBLIGATIONS OF GUARANTOR. So long as this Guaranty remains In effect. Guarantor will not, without Lender's prior written consent, sell, lease, assign, pledge, hypothecate, encumber, transfer, or otherwise dispose of al or substantially all of Guarantor's assets. Guarantor further agrees to keep adequately informed of all facts, events and circumstances which might in any way affect Guarantor's risks under this Guaranty without in any way relying upon Lender to advise Guarantor of the same. Lender shall have no obligation whatsoever to disclose to Guarantor any information acquired in the course of its relationship with Borrower or otherwise.

GUARANTOR'S FINANCIAL STATEMENTS. Guarantor agrees to furnish Lender with the following:

Annual Statements. As soon as available, but in no event later than sixty (60) days after the end of each fiscal year. Guarantor's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender.

Tax Returns. As soon as available after the applicable filing date for the tax reporting period ended, Federal and other governmental tax returns, prepared by a tax professional satisfactory to Lender.

Financial reports required to be provided under the Guaranty shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Guarantor as being true and correct.

Transfer of Indebtedness. This Guaranty is for the benefit of Lender and for such other person or persona as may from time to time become or be the holders of all or any part of Borrower's Indebtedness. This Guaranty shall be transferrable and negotiable with the same force and effect and to the same extent as Borrower's Indebtedness may be transferrable; It being understood and agreed to by Guarantor that, upon any transfer or assignment and or any part of Borrower's Indebtedness, the holder of such Indebtedness shall have all of the rights and remedies granted to Lender under this Guaranty. Guarantor further agrees that, upon any transfer of an or any portion of Borrower's Indebtedness, Lender may transfer and deliver any and such collateral securing repayment of such Indebtedness (including, but not limited to, any collateral provided by Guarantor) to the transferee of such indebtedness, and such collateral shall secure any and all of Borrower's Indebtedness in favor of such a transferee. Guarantor additionally agrees that, after any such transfer or assignment has taken place, Lender shall be fully discharged from any and all liability and responsibility to Borrower and Guarantor with respect to such collateral, and the transferee thereafter shall be vested with all the powers and rights with respect to such collateral.

Consent to Participation. Guarantor recognizes and agrees that Lender may, from time to time, one or more times, transfer all or any part of Borrower's Indebtedness through sales of participation interests in such Indebtedness to one or more third party lenders. Guarantor specifically agrees and consents to all such transfers and assignments, and Guarantor further waives any subsequent notice of such transfers and assignments as may be provided under Louisiana law. Guarantor additionally agrees that the purchaser of any participation interest in Borrower's Indebtedness will be considered as the absolute owner of a percentage interest of such indebtedness and that such a purchaser will have all of the rights granted under any participation agreement governing the sale of such a participation interest, Guarantor waives any rights of offset that Guarantor may have against Lender and/or any purchaser of such a participation interest, and Guarantor unconditionally agrees that either Lender or such a purchaser may enforce Guarantor's obligations and liabilities under this Guaranty, irrespective of the failure or insolvency of Lender or any such purchaser.

Notices. Any notice provided in this Guaranty must be in writing and will be considered as given on the day as is delivered by hand or deposited in the U.S. mail, postage prepaid, addressed to the person to


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whom the  notice  is to be given at the  address  shown  above or at such  other addresses as any party may designate to the other in writing. If there is more than one Guarantor under this Guaranty, notice to any Guarantor shall constitute notice to Guarantors.

Additional Guaranties. Guarantor recognizes and agrees that Guarantor may has previously granted, and may In the future grant one or more additional guaranties of the indebtedness and obligations in favor of Lender. Should this occur, the execution of this Guaranty and any additional Guaranties on Guarantor's part will not be construed as a cancellation of this Guaranty or any of my additional guaranties; it being Guarantor's full intent and agreement that all of Guarantor's guaranties of the indebtedness and obligations in favor of Lender, shall remain in full force and shall be cumulative in nature and effect.

CONFLICT. In the event of a conflict herein between the definitions of the word Indebtedness set forth in the INDEBTEDNESS GUARANTEED and DEFINITIONS/ Indebtedness sections of this Guaranty, I agree that the INDEBTEDNESS GUARANTEED section shall control.

Miscellaneous Provisions. The following miscellaneous provisions are a part of this Guaranty:

AMENDMENTS. No amendment, modification, consent or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing signed by a duly authorized officer of Lender, and then shall be effective only as to the specific instance and for the specific purpose for which given.

ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees in an amount not exceeding 25.000% of the amount due under this Guaranty and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement, costs and expenses include Lender's reasonable attorneys' fees in an amount not exceeding 25.000% of the amount due under this Guaranty and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees in an amount not exceeding 25.000% of the amount due under this Guaranty and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

CAPTION HEADINGS. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

GOVERN1NG LAW. This Guaranty will be governed by, construed and enforced In accordance with federal law and the law of the State of Louisiana. This Guaranty has been accepted by Lender in the State of Louisiana.

NO ORAL AGREEMENTS. This Guaranty is the final expression of the agreement between Lender and Guarantor and may not be contradicted by evidence of any prior oral agreement or of a contemporaneous agreement between Lender and Guarantor.

NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute salver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld In the sole discretion of Lender.

SEVERABILITY. If any provision of this Guaranty is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable. This Guaranty shall be construed and enforceable as if the illegal, invalid or unenforceable provision is never comprised a part of it, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there all be added automatically as a part of this Guaranty, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

COMMERCIAL GUARANTY
(Continued)
Page  4

SUCCESSORS AND ASSIGNS BOUND. Guarantor's obligations and liabilities under this Guaranty shall be binding upon Guarantor's successors,heirs, legatees, devisees, administrators, executors and assigns.

WAIVE JURY. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by eitherLender or Borrower against the other.

Definitions. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms In the Louisiana Commercial Laws (La. R.S. 10:9-101, et seq.):

BORROWER. The word "Borrower" means S & W New Orleans, LLC. and

Includes any co-signers and co-makers signing the Note.

GAAP, The word "GAAP" means generally accepted accounting principles.

GUARANTOR. The word "Guarantor" means each and every person or entity signing this Guaranty, including without limitation The Smith & Wollensky Restaurant Group, Inc.

GUARANTY. The word "Guaranty" means the guaranty from Guarantor to Lender, Including without limitation a guaranty of all or part of the Note.

INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, in principal, interest, costs, expenses and attorneys' fees and all other fees and charges together with all other Indebtedness and costs and expenses for which Borrower is responsible under this Guaranty or under any of the Related Documents.

LENDER, The word "Lender" means Hibernia National Bank, its successors and assigns, and any subsequent holder or holders of the Note or any interest therein.

NOTE. The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions of and promissory notes or credit agreements.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND

THE SECTION TITLED -"DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED MAY 26, 2004.

GUARANTOR:

THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.

BY: / S / Alan M. Mandel
------------------------
Alan M. Mandel, Executive Vice President of The
Smith & Wollensky Restaurant Group, Inc.